INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
On December 22, 2017, The Act was enacted. The Act reduced the U.S. federal corporate income tax rate from 35 percent to 21 percent, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously deferred, created new provisions related to foreign sourced earnings, eliminated the domestic manufacturing deduction and moved to a hybrid territorial system. At December 31, 2017, the Company had not completed its accounting for the tax effects of The Act; however, the Company made a reasonable estimate of the effects on its existing deferred tax balances and the one-time transition tax. In accordance with Staff Accounting Bulletin 118 ("SAB 118"), income tax effects of The Act were refined upon obtaining, preparing, and analyzing additional information during the measurement period. At December 31, 2018, the Company had completed its accounting for the tax effects of The Act.

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As a result of The Act, the Company remeasured its U.S. federal deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21 percent. The Company recorded a cumulative benefit of $81 million ($79 million benefit in 2018 and $2 million benefit in 2017) to “Provision (credit) for income taxes on continuing operations” in the consolidated statements of income with respect to the remeasurement of the Company's deferred tax balances.

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The Act required a mandatory deemed repatriation of post-1986 undistributed foreign earnings and profits, which results in a one-time transition tax. The Company recorded a cumulative charge of $789 million ($85 million benefit in 2018 and $874 million charge in 2017) to "Provision (credit) for income taxes on continuing operations" in the consolidated statements of income with respect to the one-time transition tax.

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In 2018, the Company recorded an indirect impact of The Act related to prepaid tax on the intercompany sale of inventory. The amount recorded related to inventory was a charge of $38 million to "Provision (credit) for income taxes on continuing operations" in the consolidated statements of income.

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For tax years beginning after December 31, 2017, The Act introduced new provisions for U.S. taxation of certain global intangible low-taxed income (“GILTI”). The Company has made the policy election to record any liability associated with GILTI in the period in which it is incurred.

Geographic Allocation of Income and Provision (Credit) for Income Taxes on Continuing Operations
In millions	2018	2017	2016
Income (loss) from continuing operations before income taxes
Domestic [1,2]	$745	$(2,226)	$(991)
Foreign [1]	3,004	2,463	2,251
Income from continuing operations before income taxes	$3,749	$237	$1,260
Current tax expense (benefit)
Federal	$324	$(864)	$164
State and local	13	4	21
Foreign	901	971	606
Total current tax expense	$1,238	$111	$791
Deferred tax expense (benefit)
Federal [3]	$(318)	$1,499	$(1,029)
State and local	(32)	85	(59)
Foreign	(79)	(171)	79
Total deferred tax expense (benefit)	$(429)	$1,413	$(1,009)
Provision (credit) for income taxes on continuing operations	$809	$1,524	$(218)
Income (loss) from continuing operations, net of tax	$2,940	$(1,287)	$1,478

1.
In 2016, the domestic component of "Income from continuing operations before income taxes" included approximately $1.4 billion of income from portfolio actions. See Notes 6 and 7 for additional information.

2.
In 2017, the domestic component of "Income from continuing operations before income taxes" included approximately $1.4 billion of expense related to goodwill impairment and litigation settlements. In 2016, the domestic component of "Income from continuing operations before income taxes" included approximately $2.6 billion of expenses related to the urethane matters class action lawsuit and opt-out cases settlements, asbestos-related charge and charges for environmental matters. See Notes 15 and 18 for additional information.

3.
The 2018 and 2017 amounts reflect the tax impact of The Act which accelerated the utilization of tax credits and required remeasurement of all U.S. deferred tax assets and liabilities. The 2016 amount reflects the tax impact of accrued one-time items and reduced domestic income which limited the utilization of tax credits.

In 2017, as a result of the Merger and subsequent change in the Company's ownership, certain net operating loss carryforwards available for the Company’s consolidated German tax group were derecognized. In addition, the sale of stock between two consolidated subsidiaries in 2014 created a gain that was initially deferred for tax purposes. This deferred gain became taxable as a result of activities executed in anticipation of the business separations. As a result, in 2017, the Company recorded a charge of $267 million to “Provision (credit) for income taxes on continuing operations” in the consolidated statements of income.

Reconciliation to U.S. Statutory Rate	2018	2017	2016
Statutory U.S. federal income tax rate	21.0%	35.0%	35.0%
Equity earnings effect	(3.3)	(52.7)	(1.7)
Foreign income taxed at rates other than the statutory U.S. federal income tax rate [1]	6.7	(61.2)	(14.9)
U.S. tax effect of foreign earnings and dividends	(0.7)	(8.4)	12.5
Unrecognized tax benefits	0.2	13.5	(2.7)
Divestitures and ownership restructuring activities [2]	0.8	142.0	(48.2)
Impact of U.S. tax reform	(3.4)	367.8	—
State and local income taxes	0.4	11.4	2.9
Goodwill impairment	—	220.8	—
Excess tax benefits from stock-based compensation [3]	(1.0)	(39.7)	—
Other - net	0.9	14.5	(0.2)
Effective Tax Rate	21.6%	643.0%	(17.3)%

1.	Includes the impact of valuation allowances in foreign jurisdictions.

2.	See Notes 6 and 7 for additional information.

3.
Reflects the impact of the adoption of ASU 2016-09, "Compensation - Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting," which was adopted January 1, 2017, and resulted in the recognition of excess tax benefits related to stock-based compensation in "Provision (credit) for income taxes on continuing operations."

Deferred Tax Balances at Dec 31	2018		2017
In millions	Assets	Liabilities	Assets	Liabilities
Property	$406	$2,519	$488	$2,467
Tax loss and credit carryforwards	2,079	—	1,687	—
Postretirement benefit obligations	2,115	143	2,411	149
Other accruals and reserves	1,220	151	1,409	174
Intangibles	157	954	126	1,019
Inventory	53	239	52	232
Investments	190	84	275	87
Other – net	620	247	427	405
Subtotal	$6,840	$4,337	$6,875	$4,533
Valuation allowances	(1,225)	—	(1,255)	—
Total	$5,615	$4,337	$5,620	$4,533

Operating Loss and Tax Credit Carryforwards at Dec 31	2018	2017
In millions	Assets	Assets
Operating loss carryforwards
Expire within 5 years	$245	$222
Expire after 5 years or indefinite expiration	1,196	1,255
Total operating loss carryforwards	$1,441	$1,477
Tax credit carryforwards
Expire within 5 years	$32	$39
Expire after 5 years or indefinite expiration	606	171
Total tax credit carryforwards	$638	$210
Total operating loss and tax credit carryforwards	$2,079	$1,687

Undistributed earnings of foreign subsidiaries and related companies that are deemed to be permanently invested amounted to $6,014 million at December 31, 2018 and $6,218 million at December 31, 2017. The Act imposed U.S. tax on all post-1986 foreign unrepatriated earnings accumulated through December 31, 2017. Unrepatriated earnings generated after December 31, 2017, are now subject to tax in the current year. All undistributed earnings are still subject to certain taxes upon repatriation, primarily where foreign withholding taxes apply. It is not practicable to calculate the unrecognized deferred tax liability on undistributed earnings.

The following table provides a reconciliation of the Company's unrecognized tax benefits:

Total Gross Unrecognized Tax Benefits
In millions	2018	2017	2016
Total unrecognized tax benefits at Jan 1	$255	$231	$280
Decreases related to positions taken on items from prior years	(8)	(4)	(12)
Increases related to positions taken on items from prior years [1]	68	37	153
Increases related to positions taken in the current year [2]	2	12	135
Settlement of uncertain tax positions with tax authorities [1]	—	(12)	(325)
Decreases due to expiration of statutes of limitations	(1)	(9)	—
Foreign exchange gain	(2)	—	—
Total unrecognized tax benefits at Dec 31	$314	$255	$231
Total unrecognized tax benefits that, if recognized, would impact the effective tax rate	$235	$245	$225
Total amount of interest and penalties (benefit) recognized in "Provision (credit) for income taxes on continuing operations"	$(12)	$2	$(55)
Total accrual for interest and penalties recognized in the consolidated balance sheets	$109	$110	$89

1.	The 2016 balance includes the impact of a settlement agreement related to a historical change in the legal ownership structure of a nonconsolidated affiliate discussed below.

2.	The 2016 balance includes $126 million assumed in the Dow Silicones ownership restructure.

On January 9, 2017, the U.S. Supreme Court denied certiorari in the Company’s tax treatment of partnerships and transactions associated with Chemtech, a wholly owned subsidiary. The Company has fully accrued the position and does not expect a future impact to “Provision (credit) for income taxes on continuing operations” in the consolidated statements of income as a result of the ruling.

In the fourth quarter of 2016, a settlement of $206 million was reached on a tax matter associated with a historical change in the legal ownership structure of a nonconsolidated affiliate. As a result of the settlement, the Company recorded a charge of $13 million to “Provision (credit) for income taxes on continuing operations” in the consolidated statements of income.

Prior to the separation, TDCC and its consolidated subsidiaries were included in DowDuPont's consolidated federal income tax group and consolidated tax return. Generally, the consolidated tax liability of the DowDuPont U.S. tax group for each year will be apportioned among the members of the consolidated group based on each member’s separate taxable income. TDCC and DuPont intend that, to the extent federal and/or state corporate income tax liabilities are reduced through the utilization of tax attributes of the other, settlement of any receivable and payable generated from the use of the other party’s sub-group attributes will be in accordance with a tax sharing agreement and/or tax matters agreement.

Each year, the Company files tax returns in the various national, state and local income taxing jurisdictions in which it operates. These tax returns are subject to examination and possible challenge by the tax authorities. Positions challenged by the tax authorities may be settled or appealed by the Company. As a result, there is an uncertainty in income taxes recognized in the Company’s financial statements in accordance with accounting for income taxes and accounting for uncertainty in income taxes. The ultimate resolution of such uncertainties is not expected to have a material impact on the Company's results of operations.

Tax years that remain subject to examination for the Company’s major tax jurisdictions are shown below:

Tax Years Subject to Examination by Major Tax Jurisdiction at Dec 31, 2018	Earliest Open Year
Jurisdiction
Argentina	2011
Brazil	2006
Canada	2012
China	2008
Germany	2009
Italy	2013
The Netherlands	2016
Switzerland	2012
United States:
Federal income tax	2004
State and local income tax	2004

The reserve for non-income tax contingencies related to issues in the United States and foreign locations was $91 million at December 31, 2018 and $110 million at December 31, 2017. This is management’s best estimate of the potential liability for non-income tax contingencies. Inherent uncertainties exist in estimates of tax contingencies due to changes in tax law, both legislated and concluded through the various jurisdictions’ tax court systems. It is the opinion of the Company’s management that the possibility is remote that costs in excess of those accrued will have a material impact on the Company’s consolidated financial statements.